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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report                                      OCTOBER 26, 2001
    (Date of earliest event reported)                   OCTOBER 19, 2001


                           SURETY CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             001-12818                               72-2065607
    (Commission File Number)            (I.R.S. Employer Identification Number)



 1501 SUMMIT AVENUE, FORT WORTH, TEXAS                      76102
(Address of principal executive offices)                  (Zip Code)



                                 (817) 335-5955
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 19, 2001, Surety Capital Corporation (the "Registrant") was notified that Fisk & Robinson, P.C. ("Fisk & Robinson"), the Registrant's independent accounting firm, had merged with McGladrey & Pullen, LLP ("McGladrey") and that the accounting firm of Fisk & Robinson would no longer exist. Therefore, Fisk & Robinson could no longer serve as the independent auditor for the Registrant. The Registrant's board of directors has approved Weaver and Tidwell, LLP, in Forth Worth, Texas to replace Fisk & Robinson and serve as the Registrant's independent auditor on an ongoing basis.

     During the two fiscal years ended December 31, 2000, and the interim period of January 1, 2001 through the date of this report, there were no disagreements with Fisk & Robinson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Additionally, the auditor's reports from Fisk & Robinson for the Registrant's two fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Registrant's consolidated financial statements for the two fiscal years ended December 31, 2000 and 1999:

     (a) Fisk & Robinson did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

     (b) Fisk & Robinson did not advise the Registrant that information had come to the attention of Fisk & Robinson that had led it to no longer be able to rely on the Registrant's management representations, or that had made Fisk & Robinson unwilling to be associated with the financial statements prepared by the Registrant's management; and

     (c) Fisk & Robinson did not advise the Registrant that Fisk & Robinson would need to expand significantly the scope of its audit, or that information had come to the attention of Fisk & Robinson during such time period that if further investigated may:

          (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements); or

          (ii) cause Fisk & Robinson to be unwilling to rely on the Registrant's management representations or to be associated with the Registrant's consolidated financial statements.

     The Registrant has engaged Weaver and Tidwell, LLP, of Fort Worth, Texas as the independent accounting firm that will audit the consolidated financial statements of the Registrant, for the fiscal year ended December 31, 2001. During the Registrant's fiscal years ended December 31, 2000 and 1999 and the subsequent period prior to engaging Weaver and Tidwell, LLP, the Registrant (or anyone on its behalf) did not consult Weaver and Tidwell, LLP regarding:

          (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; and as such no written report was provided to the Registrant and no oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue, or

          (ii) any matter that was either the subject of disagreement or a reportable event.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  16.1 Letter from Fisk & Robinson, P.C. regarding change in accountants






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SURETY CAPITAL CORPORATION



Dated: October 24, 2001            By: /s/ Richard N. Abrams
                                       -----------------------------------
                                           Richard N. Abrams
                                           Chairman







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